UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FLYi, Inc., et. al.	Case No. 05-20011 (MFW)
Reporting Period:November 2005

Independence Air, Inc.
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2
Balance Sheet	MOR-3
Status of Postpetition Taxes	MOR-4
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5
Debtor Questionnaire	MOR-5

In FLYi, Inc., et al., the following certification is filed with the Debtors' monthly operating reports and set forth on a single page:

A. Bank Reconciliation Certification
The undersigned verifies that, to the best of my knowledge, all of the Debtors' November 2005 bank balances have been reconciled in an accurate and timely manner.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ David W. Asai	12/29/05
Signature of Authorized Individual*	Date

David W. Asai	SVP & CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re FLYi, Inc., et. al.	Case No. 05-20011 (MFW)

Independence Air, Inc.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.
Copies of the bank statements, bank reconciliations, and the cash disbursements journal are available upon request. All accounts are reconciled.
						CURRENT MONTH	CUMULATIVE FILING TO DATE
	BANK ACCOUNTS
	OPER.	PAYROLL	TAX	RESTRICTED CASH	OTHER	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$23,135,769	$431,760	$6,456,000	$21,645,686	$240,848	$51,910,064	$51,910,064

RECEIPTS
FLYi Sales	28,381,676				102,992	28,484,668	28,484,668
Charter	0					0	0
A319 Related Credits	134,000					134,000	134,000
Account Transfers	1,809,707	5,273,717	3,799,359	0		10,882,782	10,882,782
Other	1,142,249		11,052			1,153,300	1,153,300

TOTAL RECEIPTS	31,467,632	5,273,717	3,810,411	0	102,992	40,654,750	40,654,750

DISBURSEMENTS
AP	572,731					572,731	572,731
Payroll Account		4,977,096				4,977,096	4,977,096
Payroll Taxes	1,921,202					1,921,202	1,921,202
9/11, PAX Screening, & Excise Taxes	3,668,058					3,668,058	3,668,058
Benefits	1,661,102					1,661,102	1,661,102
Insurance	16,724					16,724	16,724
Fuel	7,935,103					7,935,103	7,935,103
Power by the Hour / Reserves	145,000					145,000	145,000
Aircraft Payments	0					0	0
A319 Purchase Deposits	0					0	0
MWAA	1,031,187					1,031,187	1,031,187
CLC	157,690					157,690	157,690
FLYi, Inc	0					0	0
GE holdover rents settlement	0					0	0
GE Loan	0					0	0
Trident/BAE loans	0					0	0
BK professional fees	0					0	0
GKV Advertising	0					0	0
Upstream	60,459					60,459	60,459
Bombardier	0					0	0
Account Transfers	9,629,076		1,774,000	35,707	135,197	11,573,979	11,573,979
Other	518,739			384,827		903,567	903,567

TOTAL DISBURSEMENTS	27,317,071	4,977,096	1,774,000	420,534	135,197	34,623,898	34,623,898

NET CASH FLOW	4,150,561	296,620	2,036,411	(420,534)	(32,205)	6,030,852	6,030,852
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$27,286,330	$728,381	$8,492,411	$21,225,152	$208,643	$57,940,916	$57,940,916
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS							$ 34,623,898
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS							NA
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)							NA
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES							$ 34,623,898
							FORM MOR-1
							(9/99)

In re FLYi, Inc., et. al.	Case No. 05-20011 (MFW)
Reporting Period:November 2005

Independence Air, Inc.
STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.
	Nov 7-30, 2005	Nov 7-30, 2005
		Cumulative
REVENUES	Month	Filing to Date
Operating revenue
Passenger	$21,008,681	$21,008,681
FIM/pricing adjustments	-	-
Adjusted passenger revenue	21,008,681	21,008,681

Freight and mail	-	-
ID passenger	-	-
Charter	91,694	91,694
Inflight Sales	44,931	44,931
Other revenue	1,075,147	1,075,147
Total other revenue	1,211,772	1,211,772

Total operating revenues	22,220,453	22,220,453
OPERATING EXPENSES
Operating expenses
Insider Compensation*	104,281	104,281
Wages	6,730,610	6,730,610
Fringes and benefits	1,432,997	1,432,997
Profit sharing	-	-
Aircraft fuel	9,115,688	9,115,688
Aircraft maintenance and materials	1,438,633	1,438,633
Aircraft rentals	5,905,129	5,905,129
Traffic commissions	473,831	473,831
Program fees	-	-
CRS fees	207,749	207,749
Facilities rents	2,462,517	2,462,517
Landing fees	739,566	739,566
Depreciation and amortization	1,077,139	1,077,139
Other (schedule attached to MOR2CONT)	3,219,247	3,219,247
Impairment of long-lived assets	-	-
Loss on sale of aircraft	-	-
Retirement and restructuring charge	(214,371)	(214,371)
Total operating expense	32,693,016	32,693,016

Net operating income (loss)	(10,472,563)	(10,472,563)
Net Profit (Loss) Before Other Income & Expenses	(10,472,563)	(10,472,563)
OTHER INCOME AND EXPENSES
Other (income) expense
Interest income	(268,768)	(268,768)
Interest expense	640,425	640,425
Government compensation	-	-
Other misc	3,691	3,691
Total other (income) expense	375,348	375,348
Net Profit (Loss) Before Reorganization Items	(10,847,911)	(10,847,911)
REORGANIZATION ITEMS
Professional Fees	1,132,239	1,132,239
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	($11,980,150)	($11,980,150)

*"Insider" is defined in 11 U.S.C. Section 101(31).
		FORM MOR-2
		(9/99)

In re FLYi, Inc., et. al.	Case No. 05-20011 (MFW)
Reporting Period:November 2005

Independence Air, Inc.
STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF "OTHER" CATEGORY	Nov. 7-30, 2005
	Month	Cumulative Filing to Date
Other Operational Expenses
Summary of Other Expenses:

Crew accommodations	$243,668	$243,668
Advertising	308,088	308,088
Glycol	57,936	57,936
Property taxes	214,720	214,720
Bussing	0	0
Hull insurance	115,895	115,895
Passenger supplies	23,398	23,398
Travel	93,047	93,047
Telecommunications	251,803	251,803
Passenger insurance	209,364	209,364
Passenger screening	135,468	135,468
Ground handling	366,893	366,893
Ground property equipment	34,965	34,965
Law enforcement	7,341	7,341
Beverage service	44,806	44,806
Liquor service	5,718	5,718
Reproduction expenses	39,625	39,625
Publicity	2,962	2,962
Uniforms	1,789	1,789
Office supplies	2,661	2,661
Moving	0	0
Miscellaneous	48,102	48,102
Legal	90,960	90,960
Accounting	124,111	124,111
Software rental / MIS	71,240	71,240
Directors fees	15,000	15,000
Additional services	0	0
Other insurance	184,083	184,083
Training	247,820	247,820
Bad debt	16,313	16,313
Passenger claims	168,452	168,452
Parking	53,759	53,759
Utilities	11,686	11,686
Freight	18,197	18,197
Recruiting	0	0
Company Events	97	97
Misc other	0	0
Gain/Loss on Assets	0	0
Corporate filing fees	9,280	9,280

Total other operating expenses	$3,219,247	$3,219,247

		FORM MOR-2 (CON'T)
		(9/99)

In re FLYi, Inc., et. al.	Case No. 05-20011 (MFW)
Reporting Period:November 2005

Independence Air, Inc.
BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.
	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Cash and cash equivalents	$13,054,486	$8,438,993.84
Short term investments	20,550,000	20,581,561
Restricted cash	30,162,004	36,274,680
Accounts receivable, net	101,668,500	15,773,490
Expendable parts and fuel inventory, net	11,823,441	14,467,877
Prepaid expenses and other current assets	32,382,762	36,787,106
Assets held for sale	(1)	(1)
Deferred tax asset	(1)	(1)
TOTAL CURRENT ASSETS	$209,641,191	$132,323,705
OTHER ASSETS
Restricted Cash	$20,034,852	$20,455,434
Long term investments	0	0
Property and equip., net of depreciation	160,476,192	161,493,590
Intangible assets, net of accumulated amortization	170,625	170,625
Debt issuance costs, net of accumulated amortization	2,339,762	4,518,707
Aircraft deposits	22,412,000	22,412,000
Long Term deferred tax asset	0	0
Other assets	7,497,158	7,685,603
TOTAL OTHER ASSETS	$212,930,589	$216,735,959

TOTAL ASSETS	$422,571,780	$349,059,665

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	294,172	0
Notes payable		0
Air traffic liability	37,291,327	0
Accrued liabilities	3,197,673	0
Deferred revenue current	0	0
Long-term debt, less current portion		0
Intercompany Loan Payable		0
Capital lease obligations, less current portion
Deferred credits, net
Deferred tax liability	0
Other Long Term Liabilities
Amounts Due to Insiders*	6,667
TOTAL POSTPETITION LIABILITIES	$40,789,839	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	116,396,428	168,649,600
Priority Debt	506,174	3,173,302
Unsecured Debt	401,450,406	317,204,684
Other accruals related to prepetition obligations that have not been invoiced	137,036,472	121,659,469
TOTAL PRE-PETITION LIABILITIES	$655,389,481	$610,687,054

TOTAL LIABILITIES	$696,179,320	$610,687,054
OWNER EQUITY
Capital Stock	0.00	0.00
Additional Paid-In Capital	0.00	0.00
Treasury Stock	7,435,000	7,435,000
Owner's Equity Account	0.00	0.00
Retained Earnings (Deficit) - Pre-Petition	(269,062,389.28)	(269,062,389.28)
Retained Earnings (Deficit) - Postpetition	(11,980,149.88)	0.00
Adjustments to Owner Equity (attach schedule)	0.00	0.00
Postpetition Contributions (Distributions) (Draws) (attach schedule)		0.00
NET OWNER EQUITY	($273,607,539)	($261,627,389)

TOTAL LIABILITIES AND OWNERS' EQUITY	$422,571,780	$349,059,665
		FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).		(9/99)

In re FLYi, Inc., et. al.	Case No. 05-20011 (MFW)
Reporting Period:November 2005

Independence Air, Inc.
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Photocopies of tax returns filed during the reporting period are available upon request.
	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	134,809	661,035	723,488	*	*	72,356
FICA-Employer & Employee	459,033	894,799	944,084			409,749
Unemployment	503	1,657	0			2,160
Income	0	0	0			0
Other:_________________	0	0	0			0
Total Federal Taxes	594,345	1,557,491	1,667,572			484,265
State and Local
Withholding	364,886	122,404	339,128			148,162
Sales	0	44	159			(115)
Excise	0	0	0			0
Unemployment	0	5,490	0			5,490
Real Property	0	0	0			0
Personal Property	0	214,730	10,990			203,740
Other:						0
Municipal income taxes	4,731	1,541	481			5,791
Total State and Local	369,617	344,209	350,758			363,068

Total Taxes	963,962	1,901,701	2,018,329			847,333
All income taxes above include pre and post petition amounts as the Company received approval to pay these taxes pursuant to first day orders.

* For all line items, detail is available upon request.

SUMMARY OF UNPAID POSTPETITION DEBTS

Aged listing of accounts payable is available upon request.
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	294,172					294,172
Wages Payable	592,917					592,917
Taxes Payable	847,333					847,333
Rent/Leases-Buildings, Airports, etc	1,757,423					1,757,423
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*	6,667					6,667
Other:__________________________						0
Other:__________________________						0
Total Postpetition Debts	3,498,512					3,498,512

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).	FORM MOR-4
(9/99)

In re FLYi, Inc., et. al.	Case No. 05-20011 (MFW)
Reporting Period: November 2005

Independence Air, Inc.
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	272,721
+ Amounts billed during the period	184,024
- Amounts collected during the period	(66,457)
Total Accounts Receivable at the end of the reporting period	390,288

Accounts Receivable Aging	Amount
0 - 30 days old	223,800
31 - 60 days old	8,846
61 - 90 days old	6,637
91+ days old	151,005
Total Accounts Receivable	390,288
Amount considered uncollectible (Bad Debt)	100,000	(estimate)
Accounts Receivable (Net)	290,288

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business		x
this reporting period? If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a debtor in possession	x
account this reporting period? If yes, provide an explanation below.
FLYi, Inc. et. al. received court authority to continue utilizing their existing bank accounts.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation		x
below.
Due to resource constraints, the Company is late in filing 2 state fuel tax returns.
4. Are workers compensation, general liability and other necessary insurance	x
coverages in effect? If no, provide an explanation below.

FORM MOR-5
(9/99)